SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 20, 2002
(Date of earliest event reported)

IXYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3540 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 982-0700

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Item 5. Other Events

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about IXYS Corporation and risks arising when investing in IXYS, investors are directed to IXYS’ most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

         On May 20, 2002, IXYS released revised unaudited financial results for the fourth quarter of its fiscal year ended March 31, 2002 as well as for the fiscal year ended March 31, 2002. The revision to the unaudited financial results for these periods was due to an adjustment to IXYS’ accounting for its January 2002 acquisition of Westcode Semiconductors Limited as a result of the Company’s annual audit.

         A copy of the press release of IXYS is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Description

99.1	Press Release, dated May 20, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION

By: /s/ Arnold P. Agbayani

Arnold P. Agbayani, Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

Date: May 20, 2002

Exhibit Index

Exhibit
Number	Description

99.1	Press Release, dated May 20, 2002.